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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Nos. 2-86550, 33-26276, 33-31446, 333-06981, 333-24335 and 333-87047 and into previously filed Form S-3 Registration Statement Nos. 33-57332 and 33-61070.



                                             ARTHUR ANDERSEN LLP



Houston, Texas
March 8, 2000